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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 17, 1998
                                                    --------------------------

                            PORTACOM WIRELESS, INC.
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              (Exact name of registrant as specified in charter)



        Delaware                     0-23228                 33-0650673
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(State or Other Juris-      (Commission File Number)   (IRS Employer Identi-
 diction of Incorporation)                              fication No.)


10061 Talbert Avenue, Suite 200, Fountain Valley, California              92708
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(Address of principle executive offices)                             (Zip Code)


Registrant's telephone number, including area code    714-593-3234
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                                      N/A
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        (Former name or former address, if changed since last report.)

                      ____________________________________
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Item 3.   Bankruptcy or Receivership.
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          On September 17, 1998, the United States Bankruptcy Court for the
District of Delaware (the "Court") entered an order confirming the Amended Plan of Reorganization Proposed by PortaCom Wireless, Inc. (alternatively, the "Company," the "Debtor," or the "Registrant"), as Debtor and Debtor-In-Possession, as Modified (the "Plan"). A copy of the Plan is attached as an exhibit hereto.

          The Plan divides claims against, and interests in, the Debtor into classes and sets forth the treatment afforded to each such class. A claim or interest was deemed to be allowed if it was timely filed with the Court and no timely objection was made to such claim or interest. A claim or interest was deemed to be filed if it was scheduled by the Debtor under the Plan or if a proof of claim was filed with the Court by the holder of the claim or interest. The Court made all determinations regarding objections to any claim or interest.

          The Plan calls for the liquidation of the Debtor's assets to satisfy claims and interests and, ultimately, for the dissolution of the Debtor. The principal assets of the Debtor are 5,300,000 shares of common stock of VDC Corporation (the "VDC Shares") and a reserved pool of up to $2,682,000 in cash, both of which are subject to adjustment as provided in the Plan. The VDC Shares and cash will be distributed to holders of claims or interests in full or partial satisfaction of such claims and interests. The Plan also allows, under certain circumstances, for the liquidation of VDC Shares by the Debtor to generate additional cash to satisfy certain claims and interests.

          Class 1 consists of all administrative claims entitled to priority under section 507(a)(1) of the United States Bankruptcy Code, as amended, 11 U.S.C. (S)101, et seq. (the "Code"). Class 1 includes holders of claims for
               -- ---
compensation or reimbursement of professional fees and unpaid post-petition obligations of the Debtor. Class 1 is unimpaired under the Plan, and each holder of a Class 1 claim will be paid in full in cash.

          Class 2 consists of claims entitled to priority pursuant to sections 507(a)(2) through (9) of the Code and includes certain tax and wage claims. Class 2 is unimpaired under the Plan, and each holder of a Class 2 claim will be paid in full in cash.

          Class 3 consists of a secured claim of VDC Corporation in an amount equal to the sum of certain secured loans made by VDC Corporation to the Debtor prior to the Debtor's bankruptcy filing and certain debtor-in-possession loan advances made by VDC Corporation to the Debtor after the Debtor's bankruptcy filing. This claim also includes accrued and unpaid interest on the advances made by VDC Corporation to the Debtor. VDC Corporation, as the only member of Class 3, is impaired under the Plan. VDC Corporation and the Debtor are parties to a certain transaction consummated in June 1998 whereby VDC Corporation issued the VDC Shares to the Debtor in exchange for 2,000,000 shares of common stock of Metromedia China Corporation (the "MCC Shares") and 4,000,000 warrants to purchase shares of common stock of Metromedia China Corporation (the "MCC Warrants") (the "Transaction"). Pursuant to the Transaction, VDC Corporation retained a lien on and a security interest in the MCC Shares and the MCC Warrants. This Claim was essentially satisfied upon the consummation of the Transaction and will be deemed to be satisfied, for purposes of the bankruptcy proceeding, on the date on which the order entered by the Court confirming the Plan becomes a final order.

          Class 4 consists of a contingent secured claim of Metromedia China Corporation ("MCC") under a certain agreement of indemnification between the Debtor and MCC. This claim will be extinguished if no claim for indemnification is made by MCC on or before January 1, 1999.

          Class 5 consists of all unsecured claims that are not entitled to priority under the Code. Class 5 consists of two subclasses. Class 5A consists of liquidated unsecured claims which are unsecured claims over which there is no dispute as to the amount of the claim. Class 5A is impaired under the Plan, and

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holders of Class 5A claims shall receive, to the extent available for payment of such claims, cash and/or VDC Shares. Class 5B consists of disputed unsecured claims. The Debtor has established a reserve for the disputed portion of such claims.

          Class 6 consists of holders of common stock of the Debtor or the holders of rights to receive common stock or warrants and/or options to purchase common stock of the Debtor. Class 6 is impaired under the Plan, and the holders of Class 6 interests shall receive the assets of the Debtor, including but not limited to cash and VDC Shares, remaining after all distributions to Classes 1 through 5 under the Plan. The Record Date for determining membership in Class 6 was set by the Court as September 10, 1998.

          The issuance or distribution of securities under the Plan is not subject to the registration requirements of section 5 of the Securities Act of 1933, as amended (the "Securities Act") or any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer, underwriter, broker or dealer, as the transactions contemplated by the Plan are entitled to the exemptions provided by section 1145 of the Code.

          Pursuant to the Plan, all unexpired leases of non-residential real property and executory contracts which have not been assumed by the Debtor or which are not the subject of a motion to assume have been rejected pursuant to sections 1123(b)(2) and 365 of the Code.

          As of September 17, 1998, the Debtor had 13,576,970 shares of common stock issued and outstanding. The Debtor has not reserved any shares of its common stock for future issuance in respect of claims and interests filed and allowed under the Plan. A schedule of the Debtor's assets and liabilities as of August 31, 1998, as filed with the Court on September 15, 1998, is attached as an exhibit hereto.

          On September 28, 1998, VDC Corporation filed a motion with the Court seeking an opportunity to conduct examinations of representatives of the Debtor and, potentially, revocation of the Court's order confirming the Plan. The basis of the motion by VDC Corporation is a newspaper article that appeared in the Wall Street Journal on September 23, 1998, stating that the Chinese government
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has decided to ban foreign companies from participating in joint ventures in the
Chinese telecommunications industry. The motion cites this article as possible evidence that misrepresentations were made regarding the business prospects of MCC. The Debtor believes the motion filed by VDC Corporation is without merit and intends to oppose the motion.


Item 7.   Financial Statement and Exhibits.
          --------------------------------

          (c)  Exhibits

          2 Amended Plan of Reorganization Proposed by PortaCom Wireless, Inc., as Debtor and Debtor-In-Possession, as Modified, and as Confirmed by the United States Bankruptcy Court for the District of Delaware on September 17, 1998 (without exhibits).

          99 Schedule of Debtor's Assets and Liabilities, as of August 31, 1998, as filed with the United States Bankruptcy Court for the District of Delaware on September 15, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PORTACOM WIRELESS, INC.
                              (Registrant)


Date: October 2, 1998    By:  /s/ Michael Richard
                              --------------------------------------------
                              Name:   Michael Richard
                              Title:  Acting Chief Executive Officer

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                                 EXHIBIT INDEX
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Exhibit No.
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     2    Amended Plan of Reorganization Proposed by PortaCom Wireless, Inc., as
          Debtor and as Debtor-In-Possession, as Modified, and as Confirmed by the United States Bankruptcy Court for the District of Delaware on September 17, 1998 (without exhibits).

     99 Schedule of Debtor's Assets and Liabilities, as of August 31, 1998, as filed with the United States Bankruptcy Court for the District of Delaware on September 15, 1998.

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